COVID-19	6 Months Ended
Jun. 30, 2022
Unusual or Infrequent Items, or Both [Abstract]
COVID-19

Note 16	COVID-19
During the second quarter of 2022, the unfavourable effects of the COVID-19 pandemic on our financial and operating performance continued to moderate due to our operational execution and easing of government restrictions during the quarter. However, due to uncertainties relating to the severity and duration of the COVID-19 pandemic and possible further resurgences in the number of COVID-19 cases, including as a result of the potential emergence of other variants, and various potential outcomes, it is difficult at this time to estimate the impacts of the COVID-19 pandemic on our business. Our business and financial results could continue to be unfavourably impacted, and could again become more significantly and negatively impacted, in future periods, including, among others, as a result of global supply chain challenges adversely affecting our wireless and wireline product revenues.